AMERICAN HIGH-INCOME TRUST
                333 S. Hope Street, Los Angeles, California 90071
                   Telephone (213) 486-9200 Fax (213) 486-9455

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $261,892
------------------ --------------------------------
------------------ --------------------------------
Class B            $26,194
------------------ --------------------------------
------------------ --------------------------------
Class C            $26,750
------------------ --------------------------------
------------------ --------------------------------
Class F            $21,777
------------------ --------------------------------
------------------ --------------------------------
Total              $336,613
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $1,913
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $418
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $856
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $110
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $79
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $125
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $1,764
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $2,343
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $1,057
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $2,796
------------------ --------------------------------
------------------ --------------------------------
Total              $11,461
------------------ --------------------------------


Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.4500
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.4015
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.3963
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.4433
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.4432
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.3882
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.3889
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.4217
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.4370
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.3948
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.3972
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.4210
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.4436
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.4633
-------------------- -------------------------------------------


Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            590,425
------------------ ----------------------------------
------------------ ----------------------------------
Class B            64,413
------------------ ----------------------------------
------------------ ----------------------------------
Class C            66,721
------------------ ----------------------------------
------------------ ----------------------------------
Class F            47,285
------------------ ----------------------------------
------------------ ----------------------------------
Total              768,844
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        4,777
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        1,146
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        2,389
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        289
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        203
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          415
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          5,157
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          5,596
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          3,077
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          5,902
------------------ ----------------------------------
------------------ ----------------------------------
Total              28,951
------------------ ----------------------------------


Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $12.20
----------------------- -------------------------
----------------------- -------------------------
Class B                 $12.20
----------------------- -------------------------
----------------------- -------------------------
Class C                 $12.20
----------------------- -------------------------
----------------------- -------------------------
Class F                 $12.20
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $12.20
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $12.20
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $12.20
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $12.20
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $12.20
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $12.20
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $12.20
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $12.20
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $12.20
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $12.20
----------------------- -------------------------